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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  MAY 8, 2003

                             DOANE PET CARE COMPANY
             (Exact name of registrant as specified in its charter)



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
              DELAWARE                                 0-27818                              43-1350515
    (State or other jurisdiction              (Commission file number)                   (I.R.S. employer
          of incorporation)                                                             identification no.)


          210 WESTWOOD PLACE SOUTH, SUITE 400
                 BRENTWOOD, TENNESSEE                                                          37027
       (Address of principal executive offices)                                             (Zip code)
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       Registrant's telephone number, including area code: (615) 373-7774

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ITEM 9. REGULATION FD DISCLOSURE: ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL
        CONDITION

         In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Form 8-K shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

         The registrant issued a press release dated May 8, 2003 announcing its first quarter 2003 results and fiscal 2003 outlook, which is attached to this Form 8-K as Exhibit 99.1 and which shall be deemed a part of this Item 9 and
Item 12 for all purposes.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DOANE PET CARE COMPANY


Date: May 8, 2003                   By: /s/ Philip Woodlief
                                       -----------------------------------------
                                        Philip Woodlief
                                        Vice President, Finance and Chief
                                        Financial Officer


                                    By: /s/ Steve Havala
                                       -----------------------------------------
                                        Steve Havala
                                        Corporate Controller and Principal
                                        Accounting Officer


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                                  EXHIBIT INDEX

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
EXHIBIT NUMBER             DESCRIPTION
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

    99.1 Doane Pet Care Company press release dated May 8, 2003 entitled "Doane Pet Care Reports First Quarter 2003 Results and Fiscal 2003 Outlook."
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